Exhibit 10.2

THIRD AMENDMENT TO GUARANTY

This Third Amendment to Guaranty, dated as of December 21, 2009 (this “Third Amendment”) is by and between JER Investors Trust Inc., a Maryland corporation (the “Guarantor”) and J.P. Morgan Securities Inc. (“JPMSI”).

WHEREAS, the parties hereto have entered into that certain Guaranty dated as of September 12, 2008 (the “Original Guaranty”), which Original Guaranty was amended pursuant to that certain Amendment to Guaranty dated as of September 26, 2008 (the “First Amendment”) and a second Amendment to Guaranty dated as of December 21, 2008 (the “Second Amendment”) (the Original Guaranty, First Amendment and Second Amendment, collectively, the “Guaranty”); and

WHEREAS, the parties hereto acknowledge and agree that they wish to further amend the Guaranty as more particularly set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor and JPMSI hereby agree as follows:

Section 10 of the Guaranty is hereby amended as follows:

(i)	Section 10(a) shall be deleted in its entirety.

(ii)	Section 10(b) shall be deleted in its entirety.

(iii)	Section 10(c) shall be deleted and replaced with the following:

“(c)    permit at any time the sum on a consolidated basis of cash and cash equivalents held free and clear of any liens or encumbrances by Guarantor to fall below $150,000.”

(iv)	The definition of “Tangible Net Worth” shall be deleted.

Except as otherwise set forth herein, the Guaranty shall remain unchanged and in full force and effect. From and after the date hereof, any reference to the Guaranty shall be a reference to the Guaranty as amended hereby.

THIS THIRD AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD DESIGNATE THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned have caused this Third Amendment to be duly executed and delivered as of the day and year first written above.

J.P. MORGAN SECURITIES INC.		JER INVESTORS TRUST INC.

By:	/s/ Mark D. Pasierb	By:	/s/ Jeffrey D. Goldberg
Name:	Mark D. Pasierb	Name:	Jeffrey D. Goldberg
Title:	Managing Director	Title:	Authorized Signatory